UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 29, 2019

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street

Watsonville, California 95076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2019 Granite Construction Incorporated (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Third Amended and Restated Credit Agreement, previously executed on May 31, 2018 (the “Credit Agreement”), by and among the Company, Granite Construction Company, and GILC Incorporated, as borrowers, Bank of America, N.A., as Administrative Agent, and the lenders party thereto. The Amendment, among other things, amends:

a)

the definition of Consolidated EBITDA to exclude any write-downs associated with the Tappan Zee, I35 and PA500 construction projects for the fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020 in an amount not to exceed $68,000,000 in the aggregate;

b)

the Credit Agreement such that as of the last day of any of the fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020 the Company’s Consolidated Leverage Ratio shall not exceed 3.25 to 1.00;

c)

the Credit Agreement to allow during the four consecutive fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, new cash investments in the Tappan Zee, I4 and PA500 construction projects in an aggregate amount not to exceed $75,000,000; and

d)

the definition of Applicable Rate (as defined in the Credit Agreement) from July 29, 2019 to the first Business Day immediately following the date of delivery of the Compliance Certificate for the fiscal quarter ending June 30, 2020, such that Pricing Level 6 (as defined in the Credit Agreement) shall apply.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference in its entirety. The Credit Agreement is more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2018, with description is incorporated herein by reference in its entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1

Amendment No. 1 to Third Amended and Restated Credit Agreement, dated July 29, 2019, by and among the Company, Granite Construction Company, and GILC Incorporated, as borrowers, Bank of America, N.A., as Administrative Agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date:  August 2, 2019